Combination with Flutter Entertainment PLC	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
Combination with Flutter Entertainment PLC
COMBINATION WITH FLUTTER ENTERTAINMENT PLC

On October 2, 2019, the Corporation and Flutter announced they had entered into an arrangement agreement (the “Arrangement Agreement”) providing for an all-share combination to be implemented through an acquisition of the Corporation by Flutter pursuant to a plan of arrangement under the OBCA (the “Combination”). Under the terms of the Combination, shareholders of the Corporation would be entitled to receive 0.2253 ordinary shares of Flutter in exchange for each Common Share of the Corporation. Immediately following completion of the Combination, shareholders of Flutter would own approximately 54.64 percent and shareholders of the Corporation would own approximately 45.36 percent of the share capital of the combined business (based on the fully diluted share capital of Flutter and the fully diluted share capital of the Corporation excluding any out of the money options, in each case, as at October 2, 2019).

Completion of the Combination is intended to occur during the second or third quarter of 2020. The Combination is conditional upon, among other things, certain approvals by each of Flutter’s and the Corporation’s shareholders, Ontario court approval of the plan of arrangement, certain approvals from the United Kingdom Financial Conduct Authority, London Stock Exchange and Euronext Dublin, and relevant merger control, foreign investment and gaming related approvals.